UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2008
APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On April 24, 2008, Applied Industrial Technologies, Inc. (“Applied”) issued an earnings release related to its third quarter ended March 31, 2008. The earnings release is attached as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
99.1	— Earnings release of Applied Industrial Technologies, Inc. dated April 24, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)
By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary

Date: April 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	The following exhibit is furnished with this Report on Form 8-K: Earnings release of Applied Industrial Technologies, Inc. dated April 24, 2008